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                                                                  EXHIBIT 10.45

                                              M/I SCHOTTENSTEIN HOMES, INC.
                                              PERFORMANCE BASED BONUS PROGRAM
                                              CHIEF EXECUTIVE OFFICER
                                              EFFECTIVE JANUARY 1, 1996

This Performance Based Bonus Plan is for the Chief Executive Officer of M/I Schottenstein Homes, Inc., and shall be administered by a subcommittee of the Compensation Committee (the "Subcommittee") comprised of all members of the Compensation Committee who are "Outside Directors", as defined in the Treasury Regulations promulgated under Section 162(m) of the Internal Revenue Code (the "Code"). The Subcommittee shall have the authority to prospectively change the targets of the Plan. The Chief Executive Officer of M/I Schottenstein Homes, Inc. is eligible to receive up to four times his 1993 base salary of $575,000 as per the following criteria:

I. ACTUAL PRE-TAX NET INCOME: In the event the actual pre-tax net income (before charges for a bond redemption) of the Company is equal to $10,000,000, the Chief Executive Officer will receive a graduating cents per dollar amount based on the following schedule.

                      Million Increments greater          Cents per Incremental
                     than or equal to $10,000,000            Million awarded
                    $10,000,000.00 - $10,999,999.99           $0.0450 Cents
                    $11,000,000.00 - $11,999,999.99           $0.0550 Cents
                    $12,000,000.00 - $12,999,999.99           $0.0650 Cents
                    $13,000,000.00 - $13,999,999.99           $0.0750 Cents
                    $14,000,000.00 - $14,999,999.99           $0.0850 Cents
                    $15,000,000.00 - $15,999,999.99           $0.0600 Cents
                    $16,000,000.00 - $16,999,999.99           $0.0700 Cents
                    $17,000,000.00 - $17,999,999.99           $0.0800 Cents
                    $18,000,000.00 - $18,999,999.99           $0.0500 Cents
                    $19,000,000.00 - $19,999,999.99           $0.0600 Cents
                    $20,000,000.00 - $20,999,999.99           $0.0200 Cents
                    $21,000,000.00 - $21,999,999.99           $0.0225 Cents
                    $22,000,000.00 - $22,999,999.99           $0.0250 Cents
                    $23,000,000.00 - $23,999,999.99           $0.0275 Cents
                    $24,000,000.00 - $24,999,999.99           $0.0325 Cents
                    $25,000,000.00 - $25,999,999.99           $0.0350 Cents
                    $26,000,000.00 - $26,999,999.99           $0.0375 Cents
                    $27,000,000.00 - $27,999,999.99           $0.0400 Cents
                    $28,000,000.00 - $28,999,999.99           $0.0425 Cents
                    $29,000,000.00 - $29,999,999.99           $0.0450 Cents
                    $30,000,000.00 - $30,999,999.99           $0.0475 Cents
                    $31,000,000.00 - $31,999,999.99           $0.0500 Cents
                           $32,000,000.00 +                   $0.0525 Cents

II. If the actual pre-tax net income of the Company is at least 50% of Budgeted Net Income and the Company achieves at least a 92% affirmative response to Question Number 16 on the Customer Questionnaire, the Chief Executive Officer will receive 17% of his December 31 base salary, increasing proportionally for each increase in customer affirmative responses over 92%, to a maximum of 25% of December 31 base salary at a 100% "yes" response level. The Budgeted Net Income shall mean the amount of the Budgeted Net Income as presented to the Board of Directors on or before the 90th day of each year.

PAYMENT

Upon the certification by the members of the CEO Compensation Subcommittee that the objectives and material terms of the plan have been met, payment will be rendered.

ACKNOWLEDGED:


__________________________________________            _______________
        Name                                              Date

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